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                                                                    Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in Marriott International, Inc.'s registration statement on Form S-3 of our report dated January 30, 2001 included in Marriott International, Inc.'s Form 10-K for the year ended December 29, 2000 and to all references to our Firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

Vienna, Virginia
July 30, 2001